AMENDED NOVEMBER 13, 1997


                            RALSTON PURINA COMPANY

                 DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES
                 --------------------------------------------

                            1.  GENERAL PROVISIONS

1.1          PURPOSE  OF  PLAN

     The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its shareholders by providing a supplemental retirement program to attract, retain and motivate a select group of key employees who make important contributions to the success of the Company.

1.2          DEFINITIONS

     (a) "ACQUIRING PERSON" means any person or group of Affiliates or Associates who is or becomes the beneficial owner, directly or indirectly, of shares representing 20% or more of the total votes of the outstanding stock entitled to vote at a meeting of shareholders.

     (b) "ACCELERATION OF PAYMENT" means the expiration of the period during which Ralston Purina Company has the right to cure, but fails to cure, a default in its obligation to fund a grantor trust established pursuant to a Trust Agreement dated as of September 15, 1994, between Ralston Purina Company and Wachovia Bank of North Carolina, N.A. Upon the occurrence of an Acceleration of Payment, the time of payment of all remaining benefits to Participants and Beneficiaries under the Plan shall be accelerated and benefit shall be paid in lump sum form, in cash or stock as applicable, as soon as practicable after the effective date of the Acceleration of Payment. Such Acceleration of Payment shall occur under the Plan irrespective of any action, or intent to take action, by Ralston Purina Company.

     (c) "ADMINISTRATOR" means Wachovia Bank of North Carolina, N.A. or its successor.

     (d) "AFFILIATE" OR "ASSOCIATE" shall have the meanings set forth in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (e) "BENEFICIAL OWNER" shall mean a person who shall be deemed to have acquired "beneficial ownership" of, or to "beneficially own", any securities:

(i.)        which such person or any of such person's Affiliates or Associates beneficially  owns,  directly  or  indirectly;

(ii.)       which such person or any of such person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of currently exercisable conversion or exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii.) which are beneficially owned, directly or indirectly, by any other person with which such person or any of such person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting or disposing of any securities of Company.

Notwithstanding anything in this definition of "Beneficial Owner" to the contrary, the phrase "then outstanding", when used with reference to a person's beneficial ownership of securities of Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such person would be deemed to own beneficially hereunder.

     (f) "BENEFICIARY" means the person or persons (including legal entities) who have been designated in accordance with Section 3.2 hereof to receive benefits under this Plan following a Participant's death.

     (g) "CHANGE OF CONTROL" shall mean the time when (A) any Acquiring person, either individually or together with such person's Affiliates or Associates, shall have become the Beneficial Owner, directly or indirectly, of more than 20% of the total votes of the outstanding stock of Ralston Purina Company; (B) individuals who shall qualify as Continuing Directors shall have ceased for any reason to constitute at least a majority of the Board of Directors of Ralston Purina Company; or (C) a majority of the individuals who shall qualify as Continuing Directors shall approve a declaration that a Change of Control has occurred.

     (h) "COMMITTEE" means the Human Resources Committee of the Board of Directors of Ralston Purina Company or any successor to such Committee.

(i) "COMPANY" means Ralston Purina Company and its subsidiaries and affiliates.

     (j) "COMPENSATION" means all or any part of any cash or other consideration to be paid to an Employee for services rendered or to be rendered to the Company.

     (k) "CONTINUING DIRECTOR" means any member of the Board of Directors of Ralston Purina Company, while such person is a member of such Board, who is not an Affiliate or Associate of an Acquiring Person or of any such Acquiring Person's Affiliate or Associate and was a member of such Board prior to the time when such Acquiring Person became an Acquiring Person, and any successor of a Continuing Director, while such successor is a member of such Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or a representative or nominee of an Acquiring Person or of any Affiliate or Associate of such Acquiring Person and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

     (l) "CORPORATE COMPENSATION DEPARTMENT" means the Corporate Compensation Department of Ralston Purina Company or any successor department or individual performing the same functions.

     (m) "DATE OF CREDITING" means, with respect to any Compensation deferred pursuant to the Plan, the first day of November of the year during which such Compensation would otherwise be paid to a Participant, provided, however, with respect to the deferral of special, not annual, bonuses which are not paid at the same time as annual bonuses and which are deferred pursuant to the Plan, Date of Crediting shall mean the date on which such Compensation would otherwise be paid to a Participant.

     (n)          "EMPLOYEE"  means  any  regular  employee  of  the  Company.

     (o) "MARKET VALUE" means, in the case of any class or series of Stock, the average of the closing prices of such class or series as reported by the New York Stock Exchange - Composite Transactions during the ten (10) trading days immediately preceding the date in question, or, if the class or series of Stock is not quoted on such composite tape or if such class or series is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which the class or series of Stock is listed, or if the class or series is not listed on any such exchange, the average of the closing bid quotations with respect to a share of the class or series of Stock during the ten (10) days immediately preceding the date in question on the NASDAQ Stock Market National Market System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of the class or series of Stock as determined by a majority of the Continuing Directors in good faith.

     (p)        "PARTICIPANT" means any Employee who participates in the Plan.

     (q) "PLAN" means the Deferred Compensation Plan for Key Employees, as amended.

     (r) "PLAN ADMINISTRATOR" means Wachovia Bank of North Carolina, N. A. or its successor.

     (s) "RETIREMENT" means an Employee's voluntary or involuntary termination of employment with the Company following attainment of age 55.

     (t) "STOCK" means shares of the Company's common stock, par value $.10 per share, which consists of shares of a class of common stock designated as Ralston Common Stock ("RAL Stock") or any such other security outstanding upon the reclassification or redesignation of the Company's RAL Stock or any other outstanding class or series of common stock, including, without limitation, any stock split-up, stock dividend, creation of tracking stock, or other distributions of stock in respect of stock, or any reverse stock split-up, or recapitalization of the Company or any merger or consolidation of the Company with any Affiliate, or any other transaction, whether or not with or into or otherwise involving an Acquiring Person.

     (u) "TERMINATION FOR CAUSE" means a Participant's termination of employment with the Company because the Participant willfully engaged in gross misconduct; provided, however, that a "Termination for Cause" shall not include a termination attributable to:

(i.)      poor work performance, bad judgment or negligence on the part of the
Participant;  or

(ii.)        an act or omission reasonably believed by the Participant in good faith to have been in or not opposed to the best interests of his employer and reasonably believed by the Participant to be lawful.

     (v)          "YEAR"  means  calendar  year  unless  otherwise  specified.


1.3          ELIGIBILITY  AND  PARTICIPATION

     Any Employee who is entitled to Compensation, and who is permitted to request the deferral of such Compensation by the Committee, is eligible to participate in the Plan. An eligible Employee becomes a Participant in this Plan upon the effective date of an agreement executed by the parties pursuant to Section 2.1(c).

1.4          APPROVAL  OF  DEFERRALS  AND  ADMINISTRATION  OF  THE  PLAN

     The Committee shall have full power and sole discretion to designate or approve Employees eligible to participate in the Plan; to designate types of Compensation which may be deferred; to approve or disapprove eligible Employees' requests for deferral into or under any option; to mandate deferred Leveraged Incentive Plan (LIP) payments if necessary to assure the tax deductability of the payments; to allow for in-service distribution of mandated deferred LIP when the payment would be deductible by the Company; and to impose on any deferral any terms and conditions in addition to those set forth in the Plan.

     The Plan Administrator shall administer the Plan and, in connection therewith, shall have full power and sole discretion to construe and interpret the Plan; to establish rules and regulations; to delegate responsibilities to others to assist it in administering the Plan or performing any responsibilities hereunder; and to perform all other acts it believes reasonable and proper in connection with the administration of the Plan.

1.5          POWER  TO  AMEND

     The power to amend, modify or terminate this Plan at any time is reserved to the Committee except that the Chief Executive Officer of the Company may make amendments to resolve ambiguities, supply omissions and cure defects, and may make any amendments deemed necessary or desirable to comply with federal tax law or regulations to avoid loss of qualification or adverse tax consequences, and any other amendments deemed necessary or desirable, which shall be reported to the Committee. Notwithstanding the foregoing, no amendment, modification or termination which would reasonably be considered to be adverse to a Participant or Beneficiary may apply to or affect the terms of any deferral of Compensation that was approved prior to the effective date of such amendment, modification or termination, without the consent of the Participant or Beneficiary affected thereby.

2.    DEFERRAL  OPTIONS

2.1          TERMS  AND  CONDITIONS

     (a)          Deferral  options  available-  The  options  for deferral of
                  ----------------------------
Compensation offered under this Plan shall consist of the Equity Option, the Variable Interest Option and such other options as the Committee may from time to time determine. Prior to commencement of employment, or with respect to existing Employees, on or before December 31 of the Year prior to the Year in which any such Compensation will be earned, an eligible Employee may request in writing that the Committee approve a deferral either into or under any single deferral option provided under this Plan, or any combination thereof. The Committee, in its sole discretion, may permit amounts deferred by an eligible Employee pursuant to any other deferred compensation program of the Company to be converted into any deferral option provided under this Plan.

Participants in this Plan shall be permitted twice each calendar year, in such manner and at such time as may be determined by the Plan Administrator, to transfer any amounts which have been deferred for at least one year (other than Company Matching Deferrals, as hereinafter defined) in an account credited with Stock equivalents (a "Stock Equivalent Account") or a Deferred Cash Account established pursuant to the Variable Interest Option, as the case may be, to any other account established pursuant to the Equity Option or the Variable Interest Option. Company Matching Deferrals may not be transferred from the Stock Equivalent Account to which they are originally credited.

(b)         Mandated deferral of Leveraged Incentive Plan (LIP) Payments - The
            ------------------------------------------------------------
Committee or its delegee may mandate that Named Executive Officers (N.E.O.s) specifically named shall defer a portion of those amounts of their 1994 LIP award into the Plan until time of payout as provided in Sections 2.2(g) and 2.3(d) accordingly. Participants for whom the Committee or its delegee mandates deferrals may select the options for deferral provided under Section 2.1(a).


     (c)     Source of terms and conditions- Any deferral under the Plan shall
             ------------------------------
be subject to the provisions of the Plan, any other conditions imposed by law, and the terms of any award of Compensation. Approval of a deferral of Compensation shall in no event constitute a waiver by the Company of any conditions to the receipt of such Compensation.

     (d)          Written  agreement-  Every  deferral that is approved by the
                  ------------------
Committee shall be made pursuant to a written agreement signed by the Participant and the Company. Any modifications or amendments to such agreement shall also be in writing, signed by the parties. In the event of any conflict or inconsistency between the terms of such written agreement and the terms of the Plan, such written agreement shall control.

2.2          EQUITY  OPTION

     (a)      Stock equivalents - Upon approval of a request for a deferral in
              -----------------
the Equity Option or a mandated deferral as provided in Section 2.1(b), a "Stock Equivalent Account" shall be established in the Participant's name. Stock equivalents and fractions thereof shall be credited to such Stock Equivalent Account in an amount determined by dividing the amount of Compensation to be deferred in each such account by the Market Value of the relevant Stock on the Date of Crediting. Upon the occurrence of any stock split-up, stock dividend, issuance of any tracking stock, combination or reclassification with respect to any outstanding series or class of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, the number of Stock equivalents in each Stock Equivalent Account shall, to the extent appropriate, be adjusted accordingly.

     (b)       Company Matching Deferral - The Chief Executive Officer may, in
               -------------------------
his or her sole discretion, determine that the additional matching deferral described in this Section 2.2 (b) shall be made with respect to Participant requested deferrals in any specific fiscal year of the Company. Absent such determination with respect to any such fiscal year deferrals, no Participant shall be entitled to the additional matching deferrals described herein. Upon such determination by the Chief Executive Officer and upon a deferral into the Equity Option and the associated crediting of Stock equivalents, to a Participant's appropriate Stock Equivalent Account, the Company shall credit each such Stock Equivalent Account, on the same Date of Crediting, with additional Stock equivalents, equal to a percentage (as determined by the Chief Executive Officer) of the Compensation being deferred at that time into each such Stock Equivalent Account divided by the Market Value of the relevant Stock on the Date of Crediting. Such additionally credited Stock equivalents, and all dividend equivalents associated therewith, are hereinafter referred to as "Company Matching Deferrals". A Participant's entitlement to Company Matching Deferrals credited to the Participant's account shall be subject to the forfeiture provisions set below. No Company Matching Deferral is available for Participants with mandated deferrals who select the Equity Option.

     A  Participant  shall  become fully vested in his or her Company Matching
Deferrals          upon  termination  if:

(i.)          the  Participant  has  attained  50  years  of  age;  or

(ii.)          the  Participant  is  involuntarily  terminated  at  any  age;

          provided, that all Company Matching Deferrals may be forfeitable upon the occurrence of any of the events set forth below.


     A Company Matching Deferral is forfeited in its entirety in the event that:

(i.)        the Participant voluntarily terminates employment with the Company prior to age 50, unless such termination was approved by the Chief Executive Officer of the Company and such termination occurs five or more years after the Date of Crediting of such Company Matching Deferral;

(ii.)          the  Participant  is  Terminated  for  Cause  at  any  age.

(iii.) In addition, a Company Matching Deferral shall also be forfeited in its entirety if at any time within two years after a distribution of a Company Matching Deferral to a Participant (other than to Participants who have attained age 55 at or prior to termination of employment), the Committee determines that the Participant has engaged in competition with the Company. The Participant, upon written demand by the Company, shall promptly, remit to the Company all Company Matching Deferrals paid to him or her upon termination. The determination that a Participant is engaging in competition with the Company shall be made by the Committee in its sole and absolute discretion. In exercising its discretion, the Committee shall consider, among other factors, the nature of the competitive activity, the potential harm to the Company which may result from the competitive activity, the Participant's ability to find non-competitive employment and the Participant's financial need. Upon request, the Committee shall advise a Participant whether it deems an activity in which the Participant proposes to engage to be a competitive activity.

Notwithstanding the provisions of this Section 2.2 (b), upon a Change of Control or the effective date of Acceleration of Payment, all Company Matching Deferrals shall be fully vested and nonforfeitable.

     (c)          Time  of crediting - Deferrals in Stock equivalents shall be
                  ------------------
credited to a Participant's Stock Equivalent Account or Accounts on the Date of Crediting.

     (d)        Dividend Equivalents - To the extent dividends on any class or
                --------------------
series of outstanding Stock are paid, dividend equivalents and fractions thereof shall be calculated with respect to balances of such Stock equivalents in any Stock Equivalent Account, converted to additional equivalents of such Stock and credited to the appropriate Stock Equivalent Account as of the dividend payment dates. The number of Stock equivalents to be credited as of each such date shall be determined by dividing the amount of the dividend equivalent by the Market Value of the relevant Stock on the dividend payment date. The Participant's Stock Equivalent Account or Accounts shall continue to earn such dividend equivalents until fully distributed if distributed in Stock, otherwise such dividend equivalents shall be earned only until the earliest to occur of:

(i.)          a  Participant's  Retirement  or  other  termination;

(ii.)     the date of the Administrator's determination of total and permanent disability;  or

(iii.)       the effective date of Acceleration of Payment.  At the discretion of the Committee, dividend equivalents may be credited in cash to a Deferred Cash Account established or existing for the Participant under the "Variable Interest Option", described in Section 2.3 hereof, instead of converting them to additional Stock equivalents.

     (e)         Other conditions of award- Deferrals in the Equity Option are
                 -------------------------
"Other Stock Awards" under the Ralston Purina Company Incentive Stock Plan and are subject to the provisions of that Plan in addition to the terms of this Plan.

     (f)      Form of distribution- Distributions under this option, including
              --------------------
distributions of Company Matching Deferrals, shall be in the form of cash, unless the Participant elects to receive Stock with cash for any fractional shares; provided, however, that any distribution by a trust established pursuant to Section 3.1 hereof shall be in the form of cash. The amount of cash to be distributed shall be the number of whole Stock equivalents in each Stock Equivalent Account multiplied by the Market Value of the relevant class or series of Stock on the earliest to occur of:

(i.)          the  Participant's  Retirement  or  other  termination;

(ii.)     the date of the Administrator's determination of total and permanent disability;

(iii.)          the  in-service  date  when the Committee or its delegee first determines that mandated deferred LIP payments would be deductible by the Company; or

(iv.)          the  effective  date  of  Acceleration of Payment with interest accruing, at the rate described in Section 2.3(a) hereof, from such date until the time of distribution.

     (g)          Time  of distribution to Participant- All amounts due to the
                  ------------------------------------
Participant under the Equity Option shall be payable on the earlier to occur of:

(i.)          the  60th  day  following  the Participant's Retirement or other termination;  or

(ii.) the 60th day following the date of the Administrator's determination of the Participant's total and permanent disability. No amounts shall be payable to a Participant prior to such times except as permitted under the hardship withdrawal provisions of Section 3.3. Notwithstanding the foregoing, in the event Ralston Purina Company is in default of its funding obligations under the Trust Agreement dated as of September 15, 1994, between Ralston Purina Company and Wachovia Bank of North Carolina, N.A., as amended, and it fails to cure such default in a timely manner as provided under such Trust Agreement, the Plan Administrator shall, as soon as practicable, pay to each Participant or Beneficiary all amounts credited to the Stock Equivalent Account of each Plan Participant or Beneficiary, except to the extent such individual elects, before the date such payments are made, to continue to defer receipt of such payment; or

(iii.)     the 60th day following the Committee or its delegee's determination that the respective mandated deferred LIP payment is deductible by the Company and therefore available for in-service distribution.

     (h)          Distribution  upon death - In the event of the Participant's
                  ------------------------
death, all amounts due under this Option shall be paid to the Beneficiary; but if none is designated then benefits shall be paid to Participant's estate or as provided by law. Distribution in full shall be made on the 60th day following the Participant's death.

     (i)       Change of Control- Upon a Change of Control, deferrals into the
               -----------------
Equity Option will no longer be permitted and each Stock Equivalent Account shall be immediately converted into a Deferred Cash Account established pursuant to Section 2.3(a) hereof. The amount of cash to be credited to each such Deferred Cash Account shall be equal to the number of whole and/or fractional Stock equivalents in each Stock Equivalent Account multiplied by the Market Value of the relevant class or series of Stock as of the Change in Control. Each Participant whose Stock Equivalent Account is hereby converted to a Deferred Cash Account shall have the right, at his or her sole discretion, to convert such Deferred Cash Account into any other deferral option which may thereafter be established pursuant to the Plan or any other deferred compensation plan established by the Company or any successor.

2.3          VARIABLE  INTEREST  OPTION

     (a)     Interest equivalents- Upon approval of a deferral in the Variable
             --------------------
Interest Option, a "Deferred Cash Account" shall be established in the Participant's name. The amount of Compensation being deferred under this option will be credited to this account on or before the Date of Crediting. Interest equivalents on amounts deferred under this option shall be calculated annually as of October 31 of each year for the period from the Date of Crediting until October 31, or, if such period is greater than one year, for the one-year period commencing with the previous November 1. Such equivalents shall be based on the average of the daily close of business prime rates for the 365 days of such year, with respect to amounts credited prior to such year, or, with respect to amounts credited during such year, for the number of days from the Date of Crediting. The daily close of business rates shall be as established by Morgan Guaranty Trust Company of New York or such other bank as may be designated by the Committee. At distribution, interest equivalents shall similarly be calculated on amounts in the Deferred Cash Account based on average daily prime rates from the preceding November 1, or, if later, the Date of Crediting, through the date of distribution, and added to the total to be distributed. The crediting of interest equivalents to the Participant's Deferred Cash Account shall continue until the balance in such account is fully distributed.

     (b)          Time  of  crediting- The interest equivalent calculated each
                  -------------------
October 31 shall be credited to a Participant's Deferred Cash Account on November 1 of that Year. Prior to distribution to a Participant pursuant to
Section 2.3(d) hereof, interest equivalents calculated as described above shall be credited to such Participant's Deferred Cash Account.


     (c)      Form of distribution- Distribution under this option shall be in
              --------------------
cash; provided, however, that prior to a Change in Control, the Committee in its discretion may change the form to any class or series of Stock or a combination of cash and any class or series of Stock.

     (d)          Time  of distribution to Participant- All amounts due to the
                  ------------------------------------
Participant under the Variable Interest Option shall be payable on the earlier to occur of:

(i.)          the  60th  day  following  the Participant's Retirement or other termination;  or

(ii.) the 60th day following the date of the Administrator's determination of the Participant's total and permanent disability. No amounts shall be payable to a Participant prior to such times except as permitted under the hardship withdrawal provisions of Section 3.3. Notwithstanding the foregoing, in the event Ralston Purina Company is in default of its funding obligations under the Trust Agreement dated as of September 15, 1994, between Ralston Purina Company and Wachovia Bank of North Carolina, N.A., as amended, and it fails to cure such default in a timely manner as provided under such Trust Agreement, the Plan Administrator shall, as soon as practicable, pay to each Participant or Beneficiary all amounts credited to the Stock Equivalent Account of each Plan Participant or Beneficiary, except to the extent such individual elects, before the date such payments are made, to continue to defer receipt of such payment; or

(iii.)     the 60th day following the Committee or its delegee's determination that the respective mandated deferred LIP payment is deductible by the Company and therefore available for in-service distribution.

     (e)     Distribution upon death- In the event of the Participant's death,
             -----------------------
all amounts due under this Option shall be paid to the Beneficiary; but if none is designated, then benefits shall be paid to Participant's estate or as provided by law. Distribution in full shall be made on the 60th day following the Participant's death or, if death occurs after Acceleration of Payment, distribution shall be made as soon as practicable following such event.

3.    OTHER  GOVERNING  PROVISIONS

3.1          COMPANY'S  OBLIGATIONS  UNFUNDED

     All  benefits  due  a  Participant  or  a Beneficiary under this Plan are unfunded and unsecured and are payable out of the general funds of the Company. If a "grantor trust" is established for the payment of benefits and obligations hereunder, the assets of such trust shall be at all times subject to the claims of creditors of the Company as provided for in such trust. The establishment of such trust shall not alter the characterization of the Plan as an "unfunded plan" for purposes of the Employee Retirement Income Security Act, as amended. Such trust shall make distributions in accordance with the terms of the Plan.

3.2          BENEFICIARY  DESIGNATION

     A Participant may file with the Corporate Compensation Department a written designation of a Beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Plan Administrator may from time to time prescribe) to receive, following the death of the Participant, benefits payable under any option of the Plan. The Plan Administrator reserves the right to review and approve Beneficiary designations. A Participant may from time to time revoke or change any such designation of Beneficiary and any designation of Beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Plan Administrator shall be in doubt as to the right of any such Beneficiary to receive any benefits under the Plan, the Plan Administrator may determine to recognize only the rights of the legal representative of the Participant, in which case the Company, the Plan Administrator and the members thereof, shall not be under any further liability to anyone.

3.3          HARDSHIP  WITHDRAWALS

     The Plan Administrator in its sole and absolute discretion may permit withdrawal by a Participant of any amount from his accounts if the Plan Administrator determines, in its discretion, that such funds are needed due to serious and immediate financial hardship from an unforeseeable emergency. Serious and immediate financial hardship to the Participant must result from a sudden and unexpected illness or accident of the Participant or a dependent, loss of property due to casualty, or other similar extraordinary and unforeseeable circumstances arising from events beyond the control of the Participant. A distribution based upon such financial hardship cannot exceed the amount necessary to meet such immediate financial need. In addition, the Plan Administrator may impose suspensions of future deferrals or other penalties as a condition to such withdrawals.

3.4          CLAIM  PROCEDURE

     Each Participant or Beneficiary who believes his claim for benefits has been wholly or partially denied shall have the right to request the Plan Administrator or its delegee to review such denial. A request for review shall be filed by the Participant or Beneficiary or duly authorized representative on or before the sixtieth (60th) day following the Participant or Beneficiary's receipt of notice of denial of his claim. The Participant or Beneficiary shall have the right to review pertinent documents and submit issues and comments in writing in connection with the request for review. The Plan Administrator or its delegee's shall issue a written statement on or before the sixtieth (60th) day following its receipt of such request stating the Plan Administrator or its delegee's decision on review and the reasons therefor, including specific references to pertinent Plan provisions on which the decision is based, and any other information required by applicable law. If special circumstances require additional time for processing such review, the Plan Administrator or its delegee may extend the period for an additional sixty (60) days provided that the Participant or Beneficiary is notified of such circumstances. If the decision is not issued within the prescribed period, the appeal shall be deemed denied. No Participant or Beneficiary shall have recourse to courts of law until the administrative review process set forth herein has been completed.

3.5          RESUMPTION  OF  BENEFITS  AFTER  INTERRUPTION  OF  PAYMENTS

     In the event payment of benefits under the Plan, including benefits that are accelerated due to the Company's default in funding the Company's grantor trust, are not made in a timely manner for any reason where the Company is at fault or unable to pay, the first payment after such interruption shall include all payments due during such period of interruption, plus interest accrued on such amounts calculated in the same manner as interest equivalents under the Variable Interest Option.

3.6          TRANSFERABILITY  OF  BENEFITS

     The right to receive payment of benefits under this Plan shall not be transferred, assigned or pledged except by Beneficiary designation, will or pursuant to the laws of descent and distribution.

3.7          ADDRESS  OF  PARTICIPANT  OR  BENEFICIARY

     A Participant shall keep the Company apprised of his current address and that of any Beneficiary at all times during participation in the Plan. At the death of a Participant, a Beneficiary who is entitled to receive payment of benefits under the Plan shall keep the Company apprised of his current address until the entire amount to be distributed has been paid.

3.8          TAXES

     Any taxes required to be withheld under applicable federal, state or local tax laws or regulations may be withheld from any payment due hereunder.

3.9          GENDER

     The use of masculine pronouns herein shall be deemed to include both males and females.



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